AUGUST 31, 2001

                        ALPHA ANALYTICS INVESTMENT TRUST

                          SUPPLEMENT TO THE PROSPECTUS
                             DATED NOVEMBER 15, 2000


ALPHA ANALYTICS VALUE FUND: On July 31, 2001, six senior officers of Cambiar Investors, Inc. acquired Cambiar Investors, Inc., the sub-adviser to the Fund, from Old Mutual (US) Holdings Inc. and created Cambiar Investors LLC. From that date, Cambiar Investors LLC has been operating as sub-adviser to the Fund pursuant to an interim sub-adviser agreement approved by the Board of Trustees. As required by the Investment Company Act of 1940, the Fund's shareholders will be asked to approve a new sub-adviser agreement with Cambiar Investors LLC. The new agreement will be identical to the current agreement in all respects except for its effective and termination dates. The new agreement will have no effect on the contractual sub-adviser fee. No changes are currently planned that would affect the services provided to the Fund.

This supplement, and the Prospectus dated November 15, 2000, provide the information a prospective investor ought to know before investing and should be retained for future reference. A Statement of Additional Information has been filed with the Securities and Exchange Commission dated November 15, 2000, which is incorporated herein by reference and can be obtained without charge by calling the Fund toll free: 877-ALPHA40 (877) 257-4240.


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